UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2010 (August 24, 2010)

Avago Technologies Limited

(Exact name of registrant as specified in its charter)

Singapore	001-34428	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7
Singapore 768923	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 24, 2010, Avago Technologies Ltd. (“Avago” or the “Company”) issued a press release announcing its unaudited financial results for the third quarter of its fiscal year ending October 31, 2010. The Company will host an investor conference call on August 24, 2010 at 2:00 p.m. Pacific Time to discuss these results.

The foregoing description is qualified in its entirety by reference to the press release dated August 24, 2010, a copy of which is attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.

The Company also announced that its will be presenting at the Citi Technology Conference in New York on September 8, 2010 and at the Deutsche Bank Technology Conference in San Francisco on September 14, 2010. Avago will also be hosting an analyst event in Santa Clara on the afternoon of September 16, 2010 at which senior executives of the Company will present in more detail about the Company and its products, strategy and target markets. These presentations will be webcast and available for replay on the Investors section of Avago’s website at www.avagotech.com.

The information contained in this report and in the accompanying exhibit shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act.

Exhibit No.	Description

99.1	Press release, dated August 24, 2010, entitled “Avago Technologies Limited Announces Third Quarter Fiscal Year 2010 Financial Results”.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements which address our expected future business and financial performance. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief regarding future events, technology developments or enforceability of our intellectual property rights; and any statements of assumptions underlying any of the foregoing. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future Company or industry performance, based on management’s judgment, beliefs, current trends and market conditions, and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Accordingly, we caution you not to place undue reliance on these statements. For Avago, particular uncertainties that could materially affect future results include cyclicality in the semiconductor industry or in our target markets; the recent economic downturn and financial crisis and their impact on our business, results of operations, and financial condition quarterly and annual fluctuations in operating results; our competitive performance and ability to continue achieving design wins with our customers; our ability to generate cash sufficient to fund our research and development, capital expenditures and other business needs and to service our debt; our increased dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our dependence on contract manufacturing and outsourced supply chain; loss of our significant customers; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and any associated increases in litigation expenses; any expenses associated with resolving customer product and warranty claims; costs associated with and our ability to achieve the growth prospects and synergies expected from our acquisitions; delays and challenges associated with integrating acquired companies with our existing businesses; our ability to improve our cost structure through our manufacturing outsourcing program; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Our Quarterly Report on Form 10-Q filed on June 3, 2010, the final prospectus for our secondary offering filed on August 13, 2010 and other filings with the Securities and Exchange Commission, or “SEC” (which you may obtain for free at the SEC’s website at http://www.sec.gov) discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 24, 2010

Avago Technologies Limited

By:	/S/ DOUGLAS R. BETTINGER
Name:	Douglas R. Bettinger
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated August 24, 2010, entitled “Avago Technologies Limited Announces Third Quarter Fiscal Year 2010 Financial Results”.